UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 18, 2006

Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Pursuant to the terms of The Ryland Group, Inc. 2005 Equity Incentive Plan, the Registrant is permitted to issue restricted stock units. Copies of the forms of the agreements that the Registrant intends to use are attached hereto. Attached as Exhibit 10.1 is a form of future agreements to be entered into for senior executives and Exhibit 10.2 is a form of an amended and restated agreement to be entered into amending senior executives’ 2005 restricted stock unit grants.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Stock Unit Agreement pursuant to The Ryland Group, Inc. 2005 Equity Incentive Plan

10.2	Amended and Restated Stock Unit Agreement pursuant to The Ryland Group, Inc. 2005 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: April 18, 2006	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Stock Unit Agreement pursuant to The Ryland Group, Inc. 2005 Equity Incentive Plan

10.2	Amended and Restated Stock Unit Agreement pursuant to The Ryland Group, Inc. 2005 Equity Incentive Plan